BLACKROCK FUNDS III

BlackRock S&P 500 Index Fund

(the “Fund”)

Supplement dated April 8, 2016 to the Fund’s

Prospectus dated April 30, 2015

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview — Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Master Portfolio Since	Title
Alan Mason	2014	Managing Director of BlackRock, Inc.
Greg Savage, CFA	2008	Managing Director of BlackRock, Inc.
Jennifer Hsui, CFA	2016	Managing Director of BlackRock, Inc.
Creighton Jue, CFA	2016	Managing Director of BlackRock, Inc.
Rachel Aguirre	2016	Director of BlackRock, Inc.

The section entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund/Master Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND/MASTER PORTFOLIO

The Master Portfolio is managed by a team of financial professionals. Alan Mason, Greg Savage, CFA, Jennifer
Hsui, CFA, Creighton Jue, CFA and Rachel Aguirre are the portfolio managers of the Master Portfolio and are jointly and primarily responsible for the day-to-day management of the Master Portfolio. Please see
“Management of the Fund—Portfolio Managers” for additional information about the portfolio management team.

The table in the section entitled “Management of the Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Alan Mason	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2014	Managing Director of BlackRock, Inc. since 2009; Managing Director of Barclays Global Investors (“BGI”) from 2008 to 2009; Principal of BGI from 1996 to 2008.
Greg Savage, CFA	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2008	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. in 2009; Principal of BGI from 2007 to 2009; Associate of BGI from 1999 to 2007.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Jennifer Hsui, CFA	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.
Creighton Jue, CFA	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2016	Managing Director of BlackRock, Inc. since 2011; Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2000 to 2009.
Rachel Aguirre	Jointly and primarily responsible for the day-to-day management of the Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2016	Director of BlackRock, Inc. since 2012; Vice President of BlackRock, Inc. from 2009 to 2011; Principal and Portfolio Manager of BGI from 2005 to 2009.

Shareholders should retain this Supplement for future reference.